UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2016
______________________
State Street Corporation
(Exact name of registrant as specified in its charter)
______________________

Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street Boston, Massachusetts	02111
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (617) 786-3000
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 18, 2016, State Street Corporation held its annual meeting of shareholders. 368,667,691 shares of State Street’s common stock were represented in person or by proxy at the meeting, representing approximately 92% of the 400,025,463 shares of State Street’s common stock outstanding as of the close of business on March 11, 2016, the record date for the meeting. The following matters were voted on at the meeting:

•	the election of eleven directors;

•	the approval of an advisory proposal on executive compensation;

•	the approval of the 2016 Senior Executive Annual Incentive Plan; and

•	the ratification of the selection of Ernst & Young LLP as State Street’s independent registered public accounting firm for the year ending December 31, 2016.

The shareholders voted to elect the eleven director nominees, to approve the advisory proposal on executive compensation, to approve the 2016 Senior Executive Annual Incentive Plan and to ratify the selection of the independent registered public accounting firm.
The number of votes cast for or against and the number of abstentions and broker non-votes, as applicable, in connection with each matter presented for shareholder consideration at the meeting, are set forth below:

Proposal 1 - Election of Directors

	For	Against	Abstain	Broker Non-Votes
Kennett F. Burnes	336,843,444	6,615,014	322,765	24,886,468
Patrick de Saint-Aignan	341,525,706	1,896,621	358,896	24,886,468
Lynn A. Dugle	341,647,039	1,800,443	333,741	24,886,468
Amelia C. Fawcett	338,351,900	5,108,669	320,654	24,886,468
William C. Freda	341,606,412	1,833,644	341,167	24,886,468
Linda A. Hill	336,889,345	6,571,656	320,222	24,886,468
Joseph L. Hooley	336,155,335	6,484,670	1,141,218	24,886,468
Richard P. Sergel	337,440,558	6,010,093	330,572	24,886,468
Ronald L. Skates	338,969,449	4,492,283	319,491	24,886,468
Gregory L. Summe	339,747,554	3,705,355	328,314	24,886,468
Thomas J. Wilson	341,448,066	1,980,242	352,915	24,886,468
Proposal 2 - Advisory Proposal on Executive Compensation

For	Against	Abstain	Broker Non-Votes
304,249,954	38,875,891	655,378	24,886,468
88.7%*	11.3%*

Proposal 3 - Approval of 2016 Senior Executive Annual Incentive Plan

For	Against	Abstain	Broker Non-Votes
335,074,032	8,075,619	631,572	24,886,468
97.6%*	2.4%*
Proposal 4 - Ratification of the selection of Ernst & Young LLP as State Street's Independent Registered Public Accounting Firm for the Year Ending December 31, 2016

For	Against	Abstain	Broker Non-Votes
364,419,554	4,065,455	182,682	**
98.9%*	1.1%*

*
Represents the percentage of total votes cast for and votes cast against the matter. Abstentions and broker non-votes were not counted as votes with respect to any of the items voted on at the annual meeting.

**	Not applicable

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

	By:	/s/ David C. Phelan
	Name:	David C. Phelan
	Title:	Executive Vice President, General Counsel and
Assistant Secretary
Date: May 23, 2016